SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 2, 2004



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                         1-12955                     22-3498615
 (State or Other Jurisdiction      (Commission File Number)            (IRS Employer
       of Incorporation)                                          Identification Number)


      50 WEST STATE STREET, TRENTON, NEW JERSEY                 08608
       (Address of Principal Executive Offices)               (Zip Code)
                    (609) 396-2200
  Registrant's telephone number, including area code


                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.           Other Events.

          On July 2, 2004, Journal Register Company, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement") with 21st Century Newspapers, Inc., a Delaware corporation ("21st Century"), and Wolverine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, pursuant to which the Company will acquire 21st Century. A copy of the Agreement is filed as Exhibit 2.1 hereto and incorporated in its entirety by reference herein.

          On July 6, 2004, the Company issued a press release announcing the Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated in its entirety by reference herein.


Item 7.           Financial Statements and Exhibits

                           (c) Exhibits.

2.1 Agreement and Plan of Merger, dated as of July 2, 2004, by and among Journal Register Company, a Delaware corporation, Wolverine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Journal Register Company, and 21st Century Newspapers, Inc., a Delaware corporation.

99.1      Press  release  issued by  Journal  Register  Company on July 6, 2004,
          entitled   "Journal   Register   Company  to  Acquire   21st   Century
          Newspapers."

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 7, 2004

                             JOURNAL REGISTER COMPANY


                             By:  /s/ Marc S. Goldfarb
                                 ----------------------------------------------
                                  Name:     Marc S. Goldfarb
                                  Title:    Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit
Number                                      Description
-------                                     -----------

2.1 Agreement and Plan of Merger, dated as of July 2, 2004, by and among Journal Register Company, a Delaware corporation, Wolverine Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Journal Register Company, and 21st Century Newspapers, Inc., a Delaware corporation.

99.1      Press  release  issued by  Journal  Register  Company on July 6, 2004,
          entitled   "Journal   Register   Company  to  Acquire   21st   Century
          Newspapers."